SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 5, 2003

Date of Report (Date of Earliest Event Reported)

FTD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21277	13-3711271
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3113 Woodcreek Drive Downers Grove, Illinois 60515-5420
(Address of principal executive offices, including zip code)

(630) 719-7800
(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure.

On October 5, 2003, FTD, Inc. entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Mercury Man Holdings Corporation and Nectar Merger Corporation, each of which are wholly-owned subsidiaries of an affiliate of Leonard Green & Partners, L.P.  Pursuant to the Merger Agreement, FTD’s stockholders would receive $24.85 per share of common stock, in cash, upon the closing of the transaction.

The consummation of the merger is subject to certain terms and conditions customary for transactions of this type, including stockholder approval, receipt of antitrust clearance and the completion of debt financing.  Certain principal stockholders of the Company, who collectively own approximately 72% of the outstanding shares of the Company’s common stock, have agreed to vote their voting shares in favor of the merger.  In addition, certain members of management would, upon closing of the transaction, exchange a portion of their existing equity holdings in FTD, Inc. for equity in the surviving corporation.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and the voting agreements, copies of which are annexed hereto as Exhibits 2.1 and 4.1-4.3, respectively, and are incorporated herein by reference.

On October 6, 2003, the Company issued a press release announcing signing of the Merger Agreement.  A copy of the press release is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(c)	Exhibits.

		2.1	Agreement and Plan of Merger, dated as of October 5, 2003, among FTD, Inc., Mercury Man Holdings Corporation and Nectar Merger Corporation.

		4.1	Voting Agreement, dated as of October 5, 2003, by and between Mercury Man Holdings Corporation and certain stockholders of FTD, Inc. identified on the signature page(s) thereof.

		4.2	Voting Agreement, dated as of October 5, 2003, by and between Mercury Man Holdings Corporation and certain stockholders of FTD, Inc. identified on the signature page(s) thereof.

		4.3	Voting Agreement, dated as of October 5, 2003, by and between Mercury Man Holdings Corporation and certain stockholders of FTD, Inc. identified on the signature page(s) thereof.

		99.1	Press release dated October 6, 2003 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD, INC.

By:	/s/ Carrie A. Wolfe
Name:	Carrie A. Wolfe
Title:	Chief Financial Officer and Treasurer

Date:  October 6, 2003

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 5, 2003, among FTD, Inc., Mercury Man Holdings Corporation and Nectar Merger Corporation.

4.1	Voting Agreement, dated as of October 5, 2003, by and between Mercury Man Holdings Corporation and certain stockholders of FTD, Inc. identified on the signature page(s) thereof.

4.2	Voting Agreement, dated as of October 5, 2003, by and between Mercury Man Holdings Corporation and certain stockholders of FTD, Inc. identified on the signature page(s) thereof.

4.3	Voting Agreement, dated as of October 5, 2003, by and between Mercury Man Holdings Corporation and certain stockholders of FTD, Inc. identified on the signature page(s) thereof.

99.1	Press release dated October 6, 2003 issued by the Company.